DIVEDEND LOCK-UP AGREEMENT

THIS DIVEDEND LOCK-UP AGREEMENT (the "Agreement") is made and entered into by and among CHINA SHUANGJI CEMENT, LTD (“CSGJ”), a corporation organized and existing under the General Corporation Law of the State of Delaware, with its address at 874 Walker Road, Suite C, Dover, DE 19904, Kent County, Delaware, JILI (ZHAOYUAN) INVESTMENT CONSULTATION CO., LTD ( “JZIC”), a Wholly Foreign Owned Enterprise organized and existing under the laws of the PRC, with its address at 221 Linglong Road, Zhaoyuan City, Shandong, China, 265400, ZHAOYUAN SHUANGJI CO., LTD ("SZSG "), a limited liability company organized and existing under the laws of the PRC, with its address at 221 Linglong Road, Zhaoyuan City, Shandong, China, 265400, and SONG WENJI/SONG WENJI (IN TRUST), representing all Stockholders of SZSG as set forth on Annex to this Agreement (each, a "Holder" ; collectively “Holders”) as of the 14th, June, 2010:

RECITALS

A.

CSGJ owns 100 percent shares of Chine Holdings Ltd., a company incorporated in British Virgin Islands; which in turn owns 100 percent shares of JZIC. Through a series of operating and authorization agreements among JZIC, SZSG and Holders (“Operating Agreements”), CSGJ manages and controls the operations of SZSG and receives the economic benefits of SZSG. Song Wenji holds 51.3% shares of SZSG and Song Wenji (in trust) holds 48.7% shares of SZSG.

B.

CSGJ has determined that it is advisable and in its best interest to issue and sell in a private offering securities of CSGJ (the "Offering") to the Investors (the "Investors").

C.

In contemplation of, and as a material inducement for the Investors to subscribe and purchase securities of CSGJ, the parties have each agreed to execute and deliver this Agreement.

NOW, THEREFORE, for and in consideration of the mutual covenants and agreements set forth herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties, intending to be legally bound, agree as follows:

1.

Effectiveness of Agreement.  This Agreement shall become effective upon execution by duly authorized legal representative of each of the parties to this Agreement.

2.

Representations and Warranties.  Each of the parties hereto, by their respective execution and delivery of this Agreement, hereby represents and warrants to the others and to all third party beneficiaries of this Agreement that (a) such party has the full right, capacity and authority to enter into, deliver and perform its respective obligations under this Agreement, (b) this Agreement has been duly executed and delivered by such party and is the binding and enforceable obligation of such party, enforceable against such party in accordance with the terms of this Agreement and (c) the execution, delivery and performance of such party’s obligations under this Agreement will not conflict with or breach the terms of any other agreement, contract, commitment or understanding to which such party is a party or to which the assets or securities of such party are bound.

Each Holder has independently evaluated the merits of its decision to enter into and deliver this Agreement, and such Holder confirms that it has not relied on the advice of CSGJ, JZIC or any other person.

3.

Covenant on Dividend Lockup.  SZSG and Holders hereby covenant that SZSG shall not in any manner distribute dividends to its shareholders and that Holders shall not request and/or receive any dividend distribution, without the prior written consent from each of CSGJ, JZIC.

4.

Further Warranties.  The parties agree to promptly execute documents that are reasonably required for or are conducive to the implementation of this provisions and purpose of this Agreement and take further actions that are reasonably required for or are conducive to the implementation of the provisions and purposes of this Agreement.

5.

Third-Party Beneficiaries.  The Holders and SZSG acknowledge and agree that this Agreement is entered into for the benefit of and is enforceable by the Investors and their successors and assigns. The Holders and SZSG understand and agree that this Agreement is a material inducement to the willingness of the Investors to subscribe and purchase securities of CSGJ and the transactions contemplated thereunder, that each of SZSG and the Holder receive benefits as a result of the investment into CSGJ by the Investors.

6.

No Additional Fees/Payment.  Other than the consideration specifically referenced herein, the parties hereto agree that no fee, payment or additional consideration in any form has been or will be paid to the Holders in connection with this Agreement.

7.

Enumeration and Headings.  The enumeration and headings contained in this Agreement are for convenience of reference only and shall not control or affect the meaning or construction of any of the provisions of this Agreement.

8.

Counterparts.  This Agreement may be executed in facsimile and in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all of which shall together constitute one and the same agreement.

9.

Successors and Assigns.  This Agreement and the terms, covenants, provisions and conditions hereof shall be binding upon, and shall inure to the benefit of, the respective heirs, successors and assigns of the parties hereto.

10.

Severability.  If any provision of this Agreement is held to be invalid or unenforceable for any reason, such provision will be conformed to prevailing law rather than voided, if possible, in order to achieve the intent of the parties and, in any event, the remaining provisions of this Agreement shall remain in full force and effect and shall be binding upon the parties hereto.

11.

Amendment.  This Agreement may not be amended or modified in any manner except by a written agreement executed by each of the parties hereto if and only if such modification or amendment is consented to in writing by the Investors holding a majority in interest of the Stock issued or issuable under the Purchase Agreement.

12.

Further Assurances.  SZSG and the Holders shall each do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any Investor or, in the case of the Holder, SZSG may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

13.

No Strict Construction.  The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

14.

Remedies.  Each Party agrees and acknowledges that any material breach or material non-performance of any section by Holders or SZSG (the “Breaching Party”) under this Agreement shall constitute a breach of contract under this Agreement (the “Breach”), and the non-breaching party and/or third party beneficiaries shall be entitled to request the Breaching Party to cure such Breach or adopt remedial steps within reasonable period. In the event the Breaching Party fails to cure or to adopt remedial steps within the reasonable period or within ten (10) days after written notice of Breach to the Breaching Party by non-breaching party, then non-breaching party and/or third party beneficiaries shall be entitled to exercise of any of the following remedial methods: (i) to terminate this Agreement and request all liquidated damages in the amount of any dividend distribution made in breach of this Agreement; or (ii) to enforce the Breaching Party to perform his obligations under this Agreement and request all liquidated damages as well.

15.

Arbitration.  Any dispute, controversy or claim arising out of or relating to this Agreement, or the breach, termination or invalidity thereof, shall be settled definitively and exclusively by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association by three arbitrators appointed in accordance with said Rules.  The arbitration shall take place in New York, New York, United States of America.  The language to be used in the arbitral proceedings shall be English.  The arbitrator shall apply the law of the State of New York, United States of America, without regard for its principles of conflict of laws.  Decisions by the Investors participating in the arbitration shall be by majority vote based on the percentage of the CSGJ owned by the individual Investors participating in the arbitration.  Judgment upon the award may be entered in any court having jurisdiction thereof.

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IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement as of the day and year first above written.

CHINA SHUANGJI CEMENT, LTD By: /s/ Wenji Song Name: Wenji Song Title: President
JILI (ZHAOYUAN) INVESTMENT CONSULTATION CO., LTD By: /s/ Wenji Song Name: Wenji Song Title: President
ZHAOYUAN SHUANGJI CO., LTD. By: /s/ Wenji Song Name: Wenji Song Title: President
SONG WENJI /s/ Wenji Song
SONG WENJI (IN TRUST). /s/ Wenji Song